                                                                  EXHIBIT 21.1

                SUBSIDIARIES OF CATELLUS DEVELOPMENT CORPORATION

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                                                                                  Percentage
                                                                   Type of        Owned by        Jurisdiction of
Entity                                                              Entity        Catellus        Organization
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
Akins-Seyen General Partnership                                     GP            50%/1/          California
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ANT II, LLC (also doing business as ANT Properties II, L.L.C.
and ANT II, L.L.C.)                                                 LLC           100%            Delaware
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ANT, LLC (also doing business as ANT Properties II, LLC
and ANT, L.L.C.)                                                    LLC           /2/             Delaware
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Bridgecourt Partners                                                GP            19%/3/          California
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Carlsbad Laurel Tree Apartments, LP                                 LP            50%/4/          California
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Catellus Commercial Group, LLC (formerly Catellus Tug, LLC)         LLC           100%            Delaware
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Catellus Construction Corporation                                   Corp          100%/5/         Delaware
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Catellus Fiber Optics, LLC (also doing business as
Catellus Fiber Optics, L.L.C.)                                      LLC           100%            Delaware
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Catellus Finance 1, L.L.C.                                          LLC           100%            Delaware
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Catellus Fort Carson, LLC                                           LLC           100%/6/         Delaware
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Catellus Management Corporation                                     Corp          100%            Delaware
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Catellus Management Corporation of Canada (USA)                     Corp          100%/7/         Delaware
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Catellus Management Corporation of Canada Ltd.                      Corp.         100%/8/         Yukon Territory
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Catellus Mixed Use Group, LLC (formerly Catellus                    LLC           100%            Delaware
  Mixed Use Land Development, LLC)
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Catellus Residential Communities, Inc.                              Corp          100%/9/         California
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Catellus Residential Construction, Inc.                             Corp          100%/10/        Delaware
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Catellus Residential Design Center, Inc.                            Corp          100%/11/        Delaware
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Catellus Residential Financial Services, LP                         LP            70%/12/         California
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Catellus Residential Group, Inc.                                    Corp          100%            California
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Catellus Residential Homes Corp. I                                  Corp          100%/13/        California
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Catellus Residential Marbella, Inc.                                 Corp          100%/14/        California
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Catellus Residential Ocean Ridge, Inc.                              Corp          100%/15/        Delaware
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Catellus Residential Ridgemoor Homes, Inc.                          Corp          100%/16/        California
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Catellus Residential Ridgemoor, Inc.                                Corp          100%/17/        California
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Catellus Residential Tustin II LLC                                  LLC           100%/18/        Delaware
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Catellus Residential Vista Ladera L.L.C.                            LLC           100%/19/        Delaware
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Catellus Residential Westchester, L.L.C.                            LLC           50%/20/         Delaware
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Catellus Union Station, Inc.                                        Corp          100%            Delaware
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CRG-CDI Oxnard LLC                                                  LLC           50%/21/         Delaware
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Cuatro Catellus, LP                                                 LP            66.5%/22/       California
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

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                                                                                  Percentage
                                                                   Type of        Owned by        Jurisdiction of
Entity                                                              Entity        Catellus        Organization
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
Dallas International Ltd.                                           LP            25.21%/23/      Texas
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Desert Housing LLC                                                  LLC           60%/24/         California
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Design Center Services                                              GP            75%/25/         California
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Design Properties, Inc.                                             Corp.         /26/            California
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Desman Road Partners                                                Part          37.82%          California
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GGF Holdings, LLC                                                   LLC           100%            Delaware
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GGF Property, LLC                                                   LLC           100%            Delaware
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Golden Empire Investment Corporation                                Corp          100%/27/        Delaware
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Harbor Drive Company                                                Corp          100%            Delaware
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International Rivercenter                                           LP            25.16%          Louisiana
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New Orleans International Hotel                                     LP            14.15%/28/      Louisiana
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New Orleans Rivercenter                                             GP            /29/            Louisiana
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Pacific Design Center                                               GP            75%/30/         California
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Pacific Market Investment Company                                   GP/JV         50%/31/         California
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Riding-Catellus Golden Gate LLC                                     LLC           80%/32/         Delaware
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RVL, Inc.                                                           Corp          100%            Delaware
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Santa Fe Bayfront Venture (fka JMB/Santa Fe Bayfront Venture)       JV            100%/33/        California
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Santa Fe Towers Land Company                                        Corp          100%            California
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Seabridge Properties, Inc.                                          Corp          100%            Delaware
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Sequoia Pacific Realco                                              LP            99%/34/         California
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Serrano Associates, LLC                                             LLC           66.6%/35/       Delaware
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SF Pacific Properties Inc. (also doing business as
SF Pacific Utah Properies Inc.)                                     Corp          100%            Delaware
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Talega Associates, LLC                                              LLC           33%/36/         Delaware
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The South Portal Company                                            Corp          /37/            Delaware
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Torrance Investment Company                                         JV & Part     66.66%/38/      California
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Union Station Partners                                              LP            50%/39/         California
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Union Station Venture One Corporation                               Corp          100%            Delaware
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
--------------------
 /1/ 50% partnership interest owned through Catellus Residential Group, Inc., through Catellus Residential Homes Corp. I.
 /2/ Owned through The South Portal Company, which holds a 100% membership interest.
 /3/ 19% owned through Catellus Residential Group, Inc., 81% owned by EAH

 /4/ 50% partnership interest owned through Catellus Residential Group, Inc., other partnership interest owned by Metropolitan Area Advisory Committee on Anti-Poverty of San Diego County, Inc. (MAAC)
 /5/ California State Contractor License No. 695604; to perform construction services for a fee.
 /6/ 100% owned through Catellus Residential Group, Inc.
 /7/ 100% owned by CMC of Canada Ltd, which is owned 100% by CMC
 /8/ 100% owned by CMC
 /9/ 100% ownership through Catellus Residential Group, Inc.
/10/ 100% ownership through Catellus Residential Group, Inc.
/11/ 100% ownership through Catellus Residential Group, Inc.
/12/ 70% partnership interest owned through Catellus Residential Group, Inc.,
     30% partnership interest owned by Duxford Financial Services
/13/ 100% ownership through Catellus Residential Group, Inc.
/14/ 100% ownership through Catellus Residential Group, Inc.
/15/ 100% ownership through Catellus Residential Group, Inc.
/16/ 100% ownership through Catellus Residential Group, Inc.
/17/ 100% ownership through Catellus Residential Group, Inc.
/18/ 100% ownership through Catellus Residential Group, Inc.
/19/ 100% ownership through Catellus Residential Group, Inc., which owns a 50% membership interest, and Catellus Residential Ridgemoor, Inc., which owns a 50% membership interest
/20/ 50% partnership interest owned through Catellus Residential Group, Inc., through Catellus Residential Homes Corp. I, 50% membership interest owned by Ssangyong.
/21/ 50% partnership interest owned through Catellus Residential Group, Inc.,
     50% membership interest owned by Community Dynamics, Inc.
/22/ 66.5% limited partnership interest owned through Catellus Residential
     Group, Inc., other partnership interest owned through Cuatro Corporation, the General Partner
/23/ Catellus owns 25.21% of capital, 24.19% of profit and loss
/24/ 60% membership interest owned through Catellus Residential Group, Inc., other membership interest owned by Peters-Hover Associates
/25/ Partnership interest owned directly by Sequoia Pacific Realco.
/26/ Owned through Pacific Design Center.
/27/ 100% owned through SF Pacific Properties Inc.
/28/ Limited partnership interest through Harbor Drive.
/29/ 38.75% owned through Harbor Drive Company.  Also owned through New Orleans
     International Hotel, which holds a 22.5% interest.
/30/ Partnership interest owned directly by Sequoia Pacific Realco.
/31/ 50% partnership interest owned through Harbor Drive Company.
/32/ 80% membership interest owned through Catellus Residential Group, Inc., 20%
     membership interest owned by The Riding Group
/33/ 50.51% partnership interest owned through Seabridge Properties, Inc. and
     49.49% owned by Catellus Development Corporation
/34/ Owned by SF Pacific Properties, Inc., through Golden Empire Investment
     Corporation which holds a 93% general partnership interest and a 5% lmited partnership interest, and through Catellus Management Corporation of Canada
     (USA) which holds a 1% general partnership interest. (1% limited partnership interest is also held by Birren)
/35/ 66.6% owned through Catellus Residential Group, Inc., 33.3% owned by Parker
     Development Company
/36/ 33% membership interest owned through Catellus Residential Group, Inc., 33%
     membership interest owned by Standard Pacific, 33% owned by JKS Holdings /37/ 2.174% owned through SF Pacific Properties, Inc. and also owned through
     Sequoia Pacific Realco, L.P., which owns 97.826%
/38/ 66.66% partnership interest owned through Santa Fe Towers Land Company. /39/ 50% partnership interest owned through Catellus Union Station, Inc.